                                                           EXHIBIT 99.(A)(1)(II)

                             LETTER OF TRANSMITTAL

                       To Tender Shares of Common Stock

                                      of

                            RARE MEDIUM GROUP, INC.

                       Pursuant to the Offer to Purchase
                              Dated April 9, 2002

                                      by

                            AP/RM ACQUISITION, LLC

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
             ON TUESDAY, MAY 7, 2002, UNLESS THE OFFER IS EXTENDED

                       The Depositary for the Offer is:

                    American Stock Transfer & Trust Company

                                          By Hand or Overnight
                      By Mail:                  Courier:
                   59 Maiden Lane            59 Maiden Lane
              New York, New York 10038  New York, New York 10038
                   (800) 937-5449            (800) 937-5449

                                 By Facsimile:
                       (For Eligible Institutions Only)

                                (718) 236-2641

                          For Confirmation Telephone:

                                (800) 937-5449




                        DESCRIPTION OF SHARES TENDERED

--------------------------------------------------------------------------------

 Name(s) and Address(es) of Registered Holder(s) (Please fill in, if       Shares of Common Stock Tendered
blank, exactly as name(s) appear(s) on Share Certificate(s) tendered)   (Attach additional list if necessary)
-----------------------------------------------------------------------------------------------------------------
                                                                                   Total Number of
                                                                                  Shares of Common   Number of
                                                                         Share    Stock Represented  Shares of
                                                                      Certificate     by Share      Common Stock
                                                                       Numbers*    Certificate(s)*   Tendered**
                                                                      ------------------------------------------
                                                                      ------------------------------------------
                                                                      ------------------------------------------
                                                                      ------------------------------------------
                                                                      Total Shares of Common Stock:
-----------------------------------------------------------------------------------------------------------------

 * Need not be completed by Book-Entry Holders.

** Unless otherwise indicated, it will be assumed that all shares of Common
   Stock evidenced by any Certificate(s) delivered to the Depositary are being tendered. See Instruction 4.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by holders of certificates representing shares of Common Stock (as such term is defined in the Offer to Purchase) (such holders of shares of Common Stock, collectively, the "Holders"), if certificates for shares of Common Stock are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized or if tenders of shares of Common Stock are to be made by book-entry transfer into the account of American Stock Transfer & Trust Company, as depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC"), in each case pursuant to the procedures set forth in Section 3--"Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. Holders who tender shares of Common Stock by book-entry transfer are referred to herein as "Book-Entry Holders".

   Any Holders who desire to tender shares of Common Stock and whose certificate(s) evidencing such shares of Common Stock (the "Certificates") are not immediately available, or who cannot comply with the procedures for book-entry transfer described in the Offer to Purchase on a timely basis, may nevertheless tender such shares of Common Stock by following the procedures for guaranteed delivery set forth in Section 3--"Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                              BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 2)

[_] CHECK HERE IF SHARES OF COMMON STOCK ARE BEING TENDERED BY BOOK-ENTRY
    TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name(s) of Tendering Institution(s): _____________________________________

   Account Number: __________________________________________________________

   Transaction Code Number: _________________________________________________

                           PRIOR GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

[_] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s): _________________________________________

   Window Ticket Number (if any): ___________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   Name of Institution which Guaranteed Delivery: ___________________________

   Account Number (if delivered by Book-Entry Transfer): ____________________

   Transaction Code Number: _________________________________________________

[_] CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR
    DESTROYED CERTIFICATES. (SEE INSTRUCTION 9)

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to AP/RM Acquisition, LLC, a Delaware limited liability company (the "Purchaser"), the above-described shares of Common Stock, of Rare Medium Group, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 9, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as they may be amended and supplemented from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to assign, in whole or in part, to any or all of Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC and any of their respective affiliates, the right to purchase all or any portion of the shares of Common Stock tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Purchaser of its obligations under the Offer and that any such assignment will in no way prejudice the rights of tendering Holders to receive payment for the shares of Common Stock validly tendered (and not withdrawn) and accepted for payment pursuant to the Offer. This Offer is being made pursuant to a Stipulation of Settlement relating to the putative class action lawsuit, In re Rare Medium Group, Inc. Shareholders Litigation, C.A. No. 18879-NC, brought by holders of the Company's Common Stock challenging the Company's previously proposed plan of merger with Motient Corporation, which has been terminated.

   Subject to, and effective upon, acceptance for payment of, and payment for, the shares of Common Stock tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the shares of Common Stock that are being tendered hereby and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Common Stock with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Certificates and transfer ownership of such shares of Common Stock on the account books maintained by the Book-Entry Transfer Facility, together with all accompanying evidences of transfers and authenticity, to or upon the order of the Purchaser, (b) present such shares of Common Stock for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Common Stock, all in accordance with the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase.

   The undersigned hereby irrevocably appoints each designee of the Purchaser as attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote the shares of Common Stock as described below in such manner as each such attorney-in-fact and proxy (or any substitute thereof) shall deem proper in its sole discretion, and to otherwise act (including pursuant to written consent) to the full extent of the undersigned's rights with respect to the shares of Common Stock tendered hereby and accepted for payment by the Purchaser prior to the time of such vote or action, subject to the terms of the Investment Agreement. All such proxies shall be considered coupled with an interest in the tendered shares of Common Stock and shall be irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment of such shares of Common Stock in accordance with the terms of the Offer. Such acceptance for payment by the Purchaser shall revoke, without further action, any other proxy or power of attorney granted by the undersigned at any time with respect to such shares of Common Stock and no subsequent proxies or powers of attorney will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The designees of the Purchaser will, with respect to the shares of Common Stock for which the appointment is effective, be empowered to exercise all voting and other rights as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, by written consent or otherwise, and the Purchaser reserves the right to require that, in order for shares of Common Stock to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such shares of Common Stock, the Purchaser must be able to exercise all rights (including, without limitation, all voting rights) with respect to such shares of Common Stock, subject to the terms of the Investment Agreement.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Common Stock tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares of Common Stock tendered hereby.

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in Section 4--"Withdrawal Rights" of the Offer to Purchase, the tender of the shares of Common Stock and related distributions hereby made is irrevocable.

   The undersigned understands that tenders of the shares of Common Stock pursuant to any of the procedures described in Section 3--"Procedures for Tendering Shares of Common Stock" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer to Purchase. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the shares of Common Stock tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price or return any Certificates not tendered or not accepted for payment in the name(s) of the registered Holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price or return any Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered Holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price or issue any Certificates not so tendered or accepted for payment in the name of, and deliver said check or return such Certificates to, the person or persons so indicated. Unless otherwise indicated under Special Payment Instructions, please credit any shares of Common Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any shares of Common Stock from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the shares of Common Stock so tendered.

   Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the Purchaser will accept for payment and will pay for up to 15,002,909 shares of Common Stock validly tendered prior to the Expiration Date and not properly withdrawn in accordance with Section 4--"Withdrawal Rights" of the Offer to Purchase as promptly as practicable after the Expiration Date if all of the conditions to the Offer set forth in Section 12--"Conditions of the Offer" of the Offer to Purchase have been satisfied. If more than 15,002,909 shares of Common Stock are validly tendered and not withdrawn prior to the Expiration Date, the Purchaser will purchase shares on a pro rata basis from all tendering holders of Common Stock. In the event that proration of tendered shares of Common Stock is required, the Purchaser will determine the appropriate proration factor as soon as practicable following the Expiration Date. Proration for each holder of shares of Common Stock tendering shares of Common Stock will be based on the ratio of the number of shares of Common Stock the Purchaser is offering to purchase to the total number of shares of Common Stock properly tendered and not withdrawn by all holders of shares of Common Stock (with adjustments to avoid purchases of fractional shares). Because of the difficulty in determining the number of shares of Common Stock properly tendered (including shares of Common Stock tendered by guaranteed delivery procedures described in Section 3--"Procedures for Tendering Shares of Common Stock" in the Offer to Purchase) and not withdrawn, the Purchaser does not expect that it will be able to announce the final proration factor or commence payment for any shares of Common Stock purchased pursuant to the Offer until approximately four business days after the Expiration Date (as defined in the Offer to Purchase. The preliminary results of any proration will be announced by press release as promptly as practicable after the Expiration Date. Holders of shares of Common Stock may obtain such preliminary information from the Information Agent and from their brokers.

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Certificate(s) for shares of Common Stock not tendered or purchased, including as a result of proration, and/or the check for the purchase price of shares of Common Stock are to be issued in the name of someone other than the undersigned, or if shares of Common Stock tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

[_] Issue check and Certificate(s) to:

   Name:   __________________________________________________________________
                                  Please Type or Print

   Address: _________________________________________________________________

          ----------------------------------------------------------------------
                                   (Include Zip Code)

          ----------------------------------------------------------------------
                      (Tax Identification or Social Security No.)
                      (See Substitute Form W-9 Included Herewith)

[_] Credit shares of Common Stock tendered by book-entry transfer that are not accepted for payment to the Book-Entry Transfer Facility account designated below.

   (DTC Account No.) ________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if Certificate(s) for shares of Common Stock not tendered or for shares of Common Stock purchased and/or the check for the purchase price of shares of Common Stock purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail check and Certificate(s) to: ________________________________________

   Name:   __________________________________________________________________
                                  Please Type or Print

   Address: _________________________________________________________________

          ----------------------------------------------------------------------
                                   (Include Zip Code)

          ----------------------------------------------------------------------
                      (Tax Identification or Social Security No.)
                      (See Substitute Form W-9 Included Herewith)

                                   IMPORTANT
                              HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 1 AND 5)
          (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

  X  ________________________________________________________________________

  X  ________________________________________________________________________
                          Signature(s) of Holder(s):

  Dated: _________________ 2002

  (Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered Holder(s) by Certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officers of corporations or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s): __________________________________________________________________
                                (Please Print)

  Capacity (Full Title): ____________________________________________________

  Address: __________________________________________________________________

  _____________________________________________________________________________
                              (Include Zip Code)

  _____________________________________________________________________________
                     (Daytime Area Code and Telephone No.)

  _____________________________________________________________________________
                (Tax Identification or Social Security Number)
                  (See Substitute Form W-9 Included Herewith)

                           GUARANTEE OF SIGNATURE(S)
                (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5 HEREOF)

              SPACE BELOW FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                 PLACE MEDALLION GUARANTEE IN THE SPACE BELOW.

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility and any Holder whose name appears on a security position listing as the owner of shares of Common Stock) of the shares of Common Stock tendered herewith and such Holder(s) has not completed the box entitled either "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such shares of Common Stock are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Delivery Of Letter Of Transmittal And Certificates Or Book-Entry Confirmations. This Letter of Transmittal is to be completed by Holders either if Certificates representing shares of Common Stock are to be forwarded herewith to the Depositary or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of shares of Common Stock are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2--"Acceptance for Payment, Proration and Payment for Shares of Common Stock" of the Offer to Purchase. Certificates representing all physically tendered shares of Common Stock or any book-entry confirmation of shares of Common Stock, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date.

   Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their shares of Common Stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3--"Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) Certificates, as well as a Letter of Transmittal (or copy thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message (as defined in the Offer to Purchase)), and all other documents required by this Letter of Transmittal must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery.

   If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or copy thereof) must accompany each such delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SHARES, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED IN THE OFFER TO PURCHASE)). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional shares of Common Stock will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or a copy hereof), waive any right to receive any notice of the acceptance of their shares of Common Stock for payment.

   3. Inadequate Space. If the space provided under "Description of Shares Tendered" is inadequate, the share Certificate numbers and/or the number of shares of Common Stock should be listed on a separate schedule and attached hereto.

   4. Partial Tenders. (Applicable to Certificate Holders Only; Not Applicable to shares of Common Stock which are Tendered by Book-Entry Transfer). If fewer than all the shares of Common Stock evidenced by any Certificate submitted are to be tendered, fill in the number of shares of Common Stock which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Certificate(s) evidencing the remainder of the shares of Common Stock that were evidenced by Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All shares of Common Stock represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures On Letter Of Transmittal; Stock Powers And Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the shares of Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the shares of Common Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered shares of Common Stock are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the shares of Common Stock.

   If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and evidence satisfactory to the Depositary and the Purchaser of such person's authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered Holder(s) of the shares of Common Stock transmitted hereby, no endorsements of Certificate(s) or separate stock powers are required unless payment is to be made to, or Certificate(s) evidencing the shares of Common Stock not tendered or purchased are to be issued in the name of, a person other than the registered Holder(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the shares of Common Stock tendered hereby, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

   6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased shares of Common Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price of any shares of Common Stock purchased is to be made to or, in the circumstances permitted hereby, if Certificate(s) for the shares of Common Stock not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such person) payable on account of the transfer to such person will be deducted from the purchase price for such shares of Common Stock if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

   7. Special Payment And Delivery Instructions. If a check for the purchase price is to be issued in the name of, and/or Certificates for the shares of Common Stock not tendered or not accepted for payment are to be issued in the name of, a person other than the signer of this Letter of Transmittal or if a check and/or such Certificates for shares of Common Stock are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. A Book-Entry Holder may request that shares of Common Stock not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Holder may designate under "Special Payment Instructions." If no such instructions are given, such shares of Common Stock not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Requests For Assistance Or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent or the Dealer Manager at their respective addresses set forth on the back cover of the Offer to Purchase or from your broker, dealer, commercial bank or trust company.

   9. Lost, Mutilated Or Destroyed Certificates. If any Certificates have been lost, mutilated or destroyed, the Holder should promptly notify the Depositary by checking the box on page 3 of this Letter of Transmittal and indicating the number of shares of Common Stock lost. The Holder will then be instructed as to the procedure to be followed in order to replace the relevant Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated or destroyed Certificates have been followed.

   10. Substitute Form W-9. Each tendering Holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such TIN is correct and that such Holder is not subject to backup withholding of federal income tax. If a tendering Holder has been notified by the Internal Revenue Service that such Holder is subject to backup withholding, such Holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Holder has since been notified by the Internal Revenue that such Holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to 30% federal income tax withholding on the payment of the purchase price of all shares of Common Stock purchased from such Holder. If the tendering Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% on all payments of the purchase price to such Holder until a TIN is provided to the Depositary.

   11. Non-United States Holders. Non-United States holders must submit a completed IRS Form W-8 or Form W8BEN to avoid backup withholding. IRS Form W-8 or Form W8BEN may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

   12. Waiver of Conditions. The conditions to the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time in Purchaser's sole discretion.

IMPORTANT:   THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) PROPERLY
             COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE
             GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY
             TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED
             AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED
             BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED
             IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

   Under United States federal income tax law, a tendering Holder may be subject to backup withholding tax at a rate of 30% with respect to payments by the Depositary pursuant to the Offer unless such Holder: (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding; (ii) provides its correct TIN and certifies that the TIN provided is correct (or that such Holder is awaiting a TIN); or (iii) certifies that it is not currently subject to backup withholding or certifies as to its non-United States status. If such Holder is an individual, the TIN is his or her social security number. Completion of a Substitute Form W-9, in the case of a U.S. Holder, provided in this Letter of Transmittal, should be used for this purpose. Failure to provide such Holder's TIN on the Substitute Form W-9, if applicable, may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such tendering Holder with respect to Common Stock surrendered pursuant to the Offer may be subject to backup withholding (see below). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The box in part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the tendering Holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is so checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 30% on all such payments of the Offer Price until a TIN is provided to the Depositary. A tendering Holder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Depositary with his or her TIN as soon as it is received. In order for a foreign Holder to qualify as an exempt recipient, that Holder should submit an Internal Revenue Service Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Depositary. Tendering Holders are urged to consult their own tax advisers to determine whether they are exempt from these backup withholding and reporting requirements.

   If backup withholding applies to a tendering Holder, the Depository is required to withhold 30% of any payments made to such Holder pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

              ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:
                                 PAYOR'S NAME:

-----------------------------------------------------------------------------------------------------------

SUBSTITUTE                    PART I--Taxpayer Identification Number          ___________________________
                              --For all accounts, enter your taxpayer            Social Security Number
Form W-9                      identification number on the appropriate
                              line to the right. (For most individuals, this               Or
Department of the Treasury    is your social security number. If you do
Internal Revenue Service      not have a number, see Obtaining a              ___________________________
                              Number in the enclosed Guidelines and          Employer Identification Number
Payer's Request for Taxpayer  complete as instructed.) Certify by signing
Identification Number ("TIN") and dating below. Note: If the account is in       (If awaiting TIN write
                              more than one name, see the chart in the               "Applied For")
                              enclosed Guidelines to determine which
                              number to give the payor.

 PART II--For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.

--------------------------------------------------------------------------------
 PART III--CERTIFICATION--Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)

--------------------------------------------------------------------------------

 Signature
 _____________________________________________________________________________

 Date _________________


 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary within sixty (60) days, 30% of all reportable payments made to me thereafter may be withheld.

                            Signature                                   Date

   Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

                    The Information Agent for the Offer is:

                                [LOGO] Innisfree

                              501 Madison Avenue
                                  20th Floor
                           New York, New York 10022

                   Stockholders Please Call: (888) 750-5834
            Banks and Brokerage Firms Call Collect: (212) 750-5833

                     The Dealer Manager for the Offer is:


                           Jefferies & Company, Inc.
                        520 Madison Avenue, 12th Floor
                           New York, New York 10022
                                (212) 284-2112